UBS Investment Trust	Prospectus/SAI Supplement

UBS U.S. Allocation Fund
Supplement to the prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated December 29, 2010, as supplemented.

September 8, 2011

Dear Investor,

The purpose of this supplement is to update information related to the portfolio management team responsible for UBS U.S. Allocation Fund (the “fund”), a series of UBS Investment Trust. Aaron Balsam, a portfolio manager for the fund, has been replaced by Jon Adams and David Buckle, who have assumed responsibilities as portfolio managers for the fund. Curt Custard and Andreas Koester, each a current portfolio manager for the fund, will continue to serve as portfolio managers for the fund.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) will continue to serve as the fund’s investment advisor, and there are no other changes to the fund’s portfolio management team.

Accordingly, the Prospectus and the SAI are hereby revised as follows, effective immediately:

The section captioned "Fund summary” and sub-headed “Portfolio managers” on page 10 of the Prospectus is revised by replacing the second bullet point in that section in its entirety with the following:

• Jon Adams, Director and Asset Allocation Analyst on the Global Investment Solutions team, has been a portfolio manager of the fund since July 2011.

• David Buckle, Executive Director and Head of Benchmark Relative Return Strategies – Asset Allocation and Currency on the Global Investment Solutions team, has been a portfolio manager of the fund since July 2011.

The section captioned "Management" and sub-headed "Portfolio manager” and further sub-headed “Investment management teams" beginning on page 36 of the Prospectus is revised by replacing the second paragraph in that section in its entirety with the following:

The portfolio’s asset allocation is team-managed by the Global Investment Solutions (GIS) team. Jon Adams, David Buckle, Curt Custard and Andreas Koester are the portfolio managers primarily responsible for the day-to-day management of the fund. Messrs. Adams, Buckle, Custard and Koester have access to certain members of the fixed income and

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equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Messrs. Adams, Buckle, Custard and Koester, as the portfolio managers for the fund, are responsible for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies.

The section captioned "Management" and sub-headed "Portfolio manager” and further sub-headed “Investment management teams" beginning on page 36 of the Prospectus is revised by replacing the fourth paragraph in that section in its entirety with the following:

Mr. Adams is a Director and is an Asset Allocation Analyst on the Global Investment Solutions team. He is responsible for the setting-up of Global Balanced, US Balanced and Currency strategies. His other responsibilities include analysis of economics, capital market assumptions and currencies. Mr. Adams joined UBS Global AM in 2003 and was previously responsible for performance attribution. Mr. Adams has been a portfolio manager for the fund since July 2011.

Mr. Buckle is an Executive Director and is Head of Benchmark Relative Return Strategies – Asset Allocation and Currency on the Global Investment Solutions team. As a member of the Asset Allocation and Currency Committee, Mr. Buckle contributes to strategy setting across the full range of capabilities of the Global Investment Solutions team. Prior to joining UBS Global AM in 2007, Mr. Buckle was Head of Non-U.S. Fixed Income at Principal Global Investors. Prior to joining Principal Global Investors, Mr. Buckle worked at BlackRock (formerly Merrill Lynch Investment Managers) as Head of Currency Management and Lee Overlay Partners as Head of Research. Mr. Buckle has been a portfolio manager for the fund since July 2011.

The section captioned "Management" and sub-headed "Portfolio manager” and further sub-headed “Investment management teams" beginning on page 36 of the Prospectus is revised by replacing the sixth paragraph in that section in its entirety with the following:

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Messrs. Adams, Buckle, Custard and Koester.

The section captioned "Portfolio manager” beginning on page 54 of the SAI is revised by replacing the first paragraph and the first entry in that section in their entirety with the following:

UBS Global AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Jon Adams, David Buckle, Curt Custard and Andreas Koester. The following table provides information relating to accounts managed by Messrs. Custard and Koester as of August 31, 2010, and managed by Messrs. Adams and Buckle as of June 30, 2010:

Jon Adams

	Registered	Other pooled
	investment companies	investment vehicles	Other accounts
Number of Accounts Managed	1	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$298	$24	$90
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Buckle
	Registered	Other pooled
	investment companies	investment vehicles	Other accounts
Number of Accounts Managed	1	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$298	$24	$90
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The section captioned "Portfolio manager” beginning on page 54 of the SAI is revised by replacing the final paragraph in that section in its entirety with the following:

As of August 31, 2010, Messrs. Custard and Koester did not own any shares of the fund. As of June 30, 2011, Messrs. Adams and Buckle did not own any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

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